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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 31, 2006

                                XCORPOREAL, INC.
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             (Exact name of registrant as specified in its chapter)

         Nevada                     001-31608                    98-0349685
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


                                11640 96A Avenue
                          Surrey, B.C., Canada V3V 2A1
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (604) 760-1400

                               Pacific Spirit Inc.
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

License Agreement

         On September 1, 2006, we entered into a License Agreement with National Quality Care, Inc. (NQCI), pursuant to which it granted to us an exclusive license to all technology relating to a Wearable Artificial Kidney and other medical devices, with no geographic restrictions, that will last for a period of ninety-nine years or until the expiration of its proprietary rights in each item of intellectual property, if earlier. As consideration for granting the license, we agreed to pay a minimum annual royalty of $250,000, or 7% of gross sales less research, development and indirect costs attributable to the technology, if higher.

Merger Agreement

         On September 1, 2006, we entered into a Merger Agreement with NQCI which contemplates that either (i) we will acquire NQCI as a wholly owned subsidiary pursuant to a triangular merger, or (ii) we will issue to NQCI shares of our common stock in consideration of the assignment of the technology relating to the Wearable Artificial Kidney and other medical devices.

         In the event of the completion of the merger reorganization, all outstanding shares of NQCI's common stock (other than any dissenting shares) would automatically be converted into and become validly issued, fully paid and non-assessable shares of our common stock, such that all NQCI stockholders would collectively receive shares of our common stock representing in the aggregate 48% of our issued and outstanding common stock as of the date of the agreement.

         In the event of the closing of the merger, the Asset Assignment and Debt Payment Agreement by and among our company and the NQCI parties will become effective. This agreement provides that NQCI's wholly owned subsidiary, Los Angeles Community Dialysis, Inc. ("LACD"), will assume all of NQCI's and LACD's accounts payable and accounts receivable and arrange for the payment of NQCI's obligations to its creditors.

         Either party may terminate the merger transaction in accordance with the provisions of the agreement. We will not have any obligation to issue or deliver any of its shares after December 31, 2006, unless the parties mutually agree to extend such date.

         If the merger is terminated, NQCI will transfer all of its technology relating to its Wearable Artificial Kidney and other medical devices to our company, and we will issue to NQCI shares of our common stock in the amount provided above, or if NQCI is not responsible for the termination, by reason of a material breach of the Merger Agreement, a 30% stock premium.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         On August 31, 2006, we agreed to issue 9,600,000 shares of our common stock to Consolidated National, LLC (CNL), in exchange for all of CNL's right, title, and interest to the name "Xcorporeal" and related trademarks and domain names, and the right to enter into the License Agreement and Merger Agreement with NQCI described in Item 1.01 above. The exchange transaction was consummated pursuant to a Contribution Agreement by and among our company, CNL, and Summit Trading Limited, one of our stockholders. The shares of common stock issued by us were exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemption provided by Section 4(2) of the Securities Act for issuances not involving a public offering.

ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT.

         On August 31, 2006, Consolidated National, LLC (CNL) obtained control of our company from Peter Sotola by virtue of acquiring 96% of our currently outstanding shares of common stock, as set forth in Item 3.02 above, and CNL's managing member was appointed to our board of directors and elected chairman, as set forth in Item 5.02 below. Mr. Sotola has agreed to resign from the board effective ten days from the filing of an information statement.

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Forward-Looking Statements

         This report contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those discussed due to factors such as, among others, limited operating history, difficulty in developing, exploiting and protecting proprietary technologies, intense competition and substantial regulation in the medical devices industry. Additional information concerning factors that could cause or contribute to such differences can be found in the following discussion, including the "Risks Factors" section below.

Description of Business

Overview

         We were incorporated in the State of Nevada as Pacific Spirit Inc. on May 4, 2001 to engage in the acquisition, exploration and development of natural resource properties. On August 31, 2006, we changed our name to Xcorporeal, Inc. As a result of entering into the License Agreement discussed in Item 1.01 above, we will become a developmental stage company focused on acquiring, developing, and commercializing technology and products related to the treatment of kidney failure and congestive heart failure.

Plan of Operation

         For the coming year we plan to test and develop the technology pursuant to our exclusive license to our Wearable Artificial Kidney and other medical devices acquired pursuant to the License Agreement. We plan to utilize this technology to build an extra-corporeal platform technology that can potentially perform functions of various human organs. The four products that we plan to market are:

         1.       Hospital congestive heart failure device
         2.       Hospital renal replacement device
         3.       Wearable congestive heart failure device
         4.       Wearable artificial kidney

         Our management believes that both of the hospital adaptations of the platform technology could qualify for the CE Marking in Europe, the European equivalent of the US FDA approval, within one year and a half. Since the time frame and related costs to enter the European market are substantially less than the US, we plan on entering this market first with the goal to first generate cash flow and create credibility before entering the US market.

         In the US market, we believe that the CHF hospital device will qualify for the fastest approval from the FDA due to its similarity to another device currently on the market. Therefore, we plan to lead with this device in the US which potentially could be available to market in two years. The hospital renal failure device would likely be available in three years since it will most likely require more trials. The wearable versions will need more time to design and due to their breakthrough nature, they will also require a lengthier FDA approval timeline. We estimate that the wearable devices will be available to market in five years.

         We currently have extremely limited operating capital. There can be no assurance that funds required for us to commence operations will be available on terms acceptable to us or at all. Additional funding will also be needed to meet our royalty obligations with respect to the License Agreement. If we are unable to raise sufficient funds on terms acceptable to us, we may be unable to complete our business plan. If equity financing is available to us on acceptable terms, it could result in additional dilution to our stockholders.

Competitors

         We compete directly and indirectly with other businesses, including businesses in the dialysis industry. The major competitors for the Xcorporeal

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platform  technology  are those  companies  manufacturing  and selling  dialysis equipment and supplies. Xcorporeal will compete with these companies in the critical care markets as well as the wearable application markets. In many cases, these competitors are larger and more firmly established than Xcorporeal. In addition, many of such competitors have greater marketing and development budgets and greater capital resources than our company. The wearable artificial kidney will also compete with dialysis clinics in treating ESRD patients. We anticipate that some of our largest competitors will be companies such as Baxter, Fresenius, Gambro, DaVita, AKSYS, NxStage, and Nephros.

Governmental Regulations

         We are subject to government regulation relating to the development and marketing of the Wearable Kidney. Due to the relatively early nature of our development efforts, we have not yet confirmed with the FDA its view of the regulatory status of the Wearable Kidney or which center of the FDA might have primary responsibility for review of the regulatory submissions we intend to make. Depending on the claims made and the FDA's ruling regarding the regulatory status of the Wearable Kidney, it may be designated as a device, a biologic or as a combination product. However, we anticipate that regardless of regulatory designation, we will need to conduct pre-clinical and clinical studies on humans before being able to market the Wearable Kidney.

         To support a regulatory submission, the FDA commonly requires clinical studies to show safety and effectiveness. While we cannot currently state the nature of any such studies that the FDA may require due to our early stage of product development, it is likely any product we attempt to develop will require extensive and time-consuming clinical studies in order to secure approval.

         Outside the U.S., the ability to market potential products is contingent upon receiving market application authorizations from the appropriate regulatory authorities. These foreign regulatory approval processes may involve differing requirements than those of the FDA, but also generally include many, if not all, of the risks associated with the FDA approval process described above, depending on the country involved.

         In the U.S., medical devices are classified into 3 different classes, Class I, II and III, on the basis of controls deemed reasonably necessary to ensure the safety and effectiveness of the device. Class I devices are subject to general controls (i.e. labeling, pre-market notification and adherence to the FDA's Good Manufacturing Practices or GMP), Class II devices are subject to general and special controls (I.E. performance standards, post-market surveillance, patient registries and FDA guidelines). Class III devices are those which must receive pre-market approval by the FDA to ensure their safety and effectiveness, that is, life-sustaining, life-supporting and implantable devices, or new devices, which have been found not to be substantially equivalent to legally marketed devices.

         Before a new medical device can be marketed, such as its Wearable Kidney for the treatment of ESRD, marketing clearance must be obtained through a pre-market notification under Section 510(k) of the Federal Food, Drug, and Cosmetic Act or the FDC Act. Noncompliance with applicable requirements can result in fines, injunctions, civil penalties, recall or seizure of products, total or partial suspension of production, refusal to authorize the marketing of new products or to allow us to enter into supply contracts and criminal prosecution. A 510(k) clearance will typically be granted by the FDA, if it can be established that the device is substantially equivalent to a "predicate device," which is a legally marketed Class I or II device or a pre-amendment Class III device (I.E. one that has been marketed since a date prior to May 28, 1976), for which the FDA has not called for PMAs. The FDA has been requiring an increasingly rigorous demonstration of substantial equivalence, which may include a requirement to submit human clinical trial data. It generally takes 4 to 12 months from the date of a 510(k) submission to obtain clearance, but it may take longer.

         If clearance or approval is obtained, any device manufactured or distributed by us will be subject to pervasive and continuing regulation by the FDA. We will be subject to routine inspection by the FDA and will have to comply with the host of regulatory requirements that usually apply to medical devices marketed in the U.S. including labeling regulations, GMP requirements, Medical Device Reporting, or MDR, regulation (which requires a manufacturer to report to the FDA certain types of adverse events involving its products), and the FDA's prohibitions against promoting products for unapproved or "off-label" uses.

         The FDA Act makes changes to the device provisions of the FDC Act and other provisions in the FDC Act affecting the regulation of devices. Among other

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things, the changes will affect the IDE and PMA processes,  and also will affect device standards and data requirements, procedures relating to humanitarian and breakthrough devices, tracking and post-market surveillance, accredited third party review and the dissemination of off-label information. We cannot predict how or when these changes will be implemented or what effect the changes will have on the regulation of our products and anticipated products.

         If the FDA believes that a company is not in compliance with law, it can institute proceedings to detain or seize products, issue a recall, enjoin future violations and assess civil and criminal penalties against that company, its officers and its employees. Failure to comply with the regulatory requirements could have a material adverse effect on our business, financial condition and results of operations. In addition, regulations regarding the manufacture and sale of our products are subject to change.

         International Organization for Standards, or ISO, standards were developed by the European Community, or EC, as a tool for companies interested in increasing productivity, decreasing cost and increasing quality. The EC uses ISO standards to provide a universal framework for quality assurance and to ensure the good quality of products and services across borders. The ISO 9000 standards have facilitated trade throughout the EC, and businesses and governments throughout the world are recognizing the benefit of the globally accepted uniform standards. Any manufacturer utilized for purposes of manufacturing our products (including us, if we manufacture our own Wearable Kidney) will be required to obtain ISO certification to facilitate the highest quality products and the easiest market entry in cross-border marketing. This will enable us to market our products in all of the member countries of the EU. We also will be required to comply with additional individual national requirements that are outside the scope of those required by the European Economic Area.

         Any medical device that is legally in the U.S. may be exported anywhere in the world without prior FDA notification or approval. The export provisions of the FDC Act apply only to unapproved devices. While FDA does not place any restrictions on the export of these devices, certain countries may require written certification that a firm or its devices are in compliance with U.S. law. In such instances FDA will accommodate U.S. firms by providing a Certificate for Foreign Government. In cases where there are devices which the manufacturer wishes to export during the interim period while their 510(k) submission is under review, exporting may be allowed without prior FDA clearance under certain limited conditions.

Research and Development

         We have just acquired the exclusive license to the platform technology from NQCI and have not yet begun research and development efforts. Once we have assembled a team to facilitate our research and development efforts, we anticipate that the goals of our research and development efforts will include but are not limited to:

           o Improving the chemicals used in the dialysis process; the current chemicals have been used for decades. Management believes that new chemicals that last longer and can be used in small quantities would further reduce the cost and weight of its product.

           o Developing software that allows physicians to customize the function of the device to meet the specific dialysis needs of each patient.

           o Adapting the technology underlying the wearable artificial kidney to other medical uses. Management believes that this technology is a platform for a number of other devices that can be used to treat other diseases and it would offer substantive value propositions for patients and healthcare providers.

Properties

         We do not currently own or lease any property.

Employees

         Currently our only employees are our executive officers.

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Risk Factors

         Ownership of our common stock involves a high degree of risk. You should consider carefully the factors set forth below, as well as other information contained in this report.

                  Risks Related to Our Business and Our Company

Our limited operating history may make it difficult to evaluate our business to date and our future viability.

         We are in the early stage of operations and development, and have only a limited operating history on which to base an evaluation of our business and prospects, having just commenced operations in August 2006 in accordance with our new business plan and entry into the medical devices industry. In addition, our operations and developments are subject to all of the risks inherent in the growth of an early stage company. We will be subject to the risks inherent in the ownership and operation of a company with a limited operating history such as regulatory setbacks and delays, fluctuations in expenses, competition, the general strength of regional and national economies, and governmental regulation. Any failure to successfully address these risks and uncertainties would seriously harm our business and prospects. We may not succeed given the technological, marketing, strategic and competitive challenges we will face. The likelihood of our success must be considered in light of the expenses, difficulties, complications, problems and delays frequently encountered in connection with the growth of a new business, the continuing development of new technology, and the competitive and regulatory environment in which we operate or may choose to operate in the future. We have generated no revenues to date, and there can be no assurance that we will be able to successfully develop our products and penetrate our target markets.

We expect to continue to incur operating losses, and if we are not able to raise necessary additional funds we may have to reduce or stop operations.

         We have not generated revenues or become profitable, may never do so, and may not generate sufficient working capital to cover the cost of operations. No party has guaranteed to advance additional funds to us to provide for any operating deficits. Until we begin generating revenue, we will seek funding through the sale of equity, or securities convertible into equity, further dilution to our then existing stockholders will result. If we raise additional capital through the incurrence of debt, our business may be affected by the amount of leverage we incur, and our borrowings may subject us to restrictive covenants. Additional funding may not be available to us on acceptable terms, or at all. If we are unable to obtain adequate financing on a timely basis, we may be required to delay, reduce or stop operations, any of which would have a material adverse effect on our business.

Our success will depend on our ability to retain our managerial personnel and to attract additional personnel.

         Our success will depend largely on our ability to attract and retain managerial personnel. Competition for desirable personnel is intense, and we cannot guarantee that we will be able to attract and retain the necessary staff. Furthermore, we do not currently have employment contracts with our key employee. The loss of members of managerial, sales or scientific staff could have a material adverse effect on our future operations and on successful development of products for our target markets. The failure to maintain our management and to attract additional key personnel could materially adversely affect our business, financial condition and results of operations. Although we intend to provide incentive compensation to attract and retain our key personnel, we cannot guarantee that these efforts will be successful.

         We may need to expand our staff, including in the areas of finance, administrative, scientific, sales and marketing, and operations. There are no assurances that we will be able to make such hires. In addition, we may be required to enter into relationships with various strategic partners and other third parties necessary to our business. Planned personnel may not be adequate to support our future operations, management may not be able to hire, train, retain, motivate and manage required personnel or management may not be able to identify, manage and exploit existing and potential strategic relationships and market opportunities. If we fail to manage our growth effectively, it could have a material adverse effect on our business, results of operations and financial condition.

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We need to  develop  our  financial  and  reporting  processes,  procedures  and controls to support our anticipated growth.

         We have not historically invested significantly in our financial and reporting systems. To comply with our public reporting requirements, and manage the anticipated growth of our operations and personnel, we will be required to improve existing or implement new operational and financial systems, processes and procedures, and to expand, train and manage our employee base. Our current and planned systems, procedures and controls may not be adequate to support our future operations.

         The laws and regulations affecting public companies, including the provisions of the Sarbanes-Oxley Act of 2002 and rules adopted or proposed by the Securities and Exchange Commission, will result in increased costs to us as we evaluate the implications of any new rules and respond to their requirements. New rules could make it more difficult or more costly for us to obtain certain types of insurance, including director and officer liability insurance, and we may be forced to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. We cannot predict or estimate the amount of the additional costs we may incur or the timing of such costs to comply with any new rules and regulations, or if compliance can be achieved.


We cannot assure you that we will be able to complete development and obtain necessary approvals for our proposed products even if we obtain sufficient funding.

         Even if we obtain sufficient funding, no assurance can be given that we will be able to design or have designed parts necessary for the manufacture of our products or complete the development of our proposed products within our anticipated time frames, if at all. Such a situation could have a material adverse effect upon our ability to remain in business.



The success of our business will depend on our ability to develop and protect our intellectual property rights, which could be expensive.

         Patent and other proprietary rights are essential to our business. Our success depends to a significant degree on our ability to obtain and enforce patents and licenses to patent rights, both in the U.S. and in other countries. We cannot be certain that the patents that we license from others will be enforceable and afford protection against competitors. Our patent rights may not provide us with proprietary protection or competitive advantages against competitors with similar technologies. Even if such patents are valid, we cannot guarantee that competitors will not independently develop alternative technologies that duplicate the functionality of our technology.

         We also rely on trademarks, copyrights, trade secrets and know-how to develop, maintain and strengthen our competitive positions. While we protect our proprietary rights to the extent possible, we cannot guarantee that third parties will not know, discover or develop independently equivalent proprietary information or techniques, that they will not gain access to our trade secrets or disclose our trade secrets to the public. Therefore, we cannot guarantee that we can maintain and protect unpatented proprietary information and trade secrets. Misappropriation of our intellectual property would have an adverse effect on our competitive position and may cause us to incur substantial litigation costs.


We may be subject to claims that we infringe the intellectual property rights of others, and unfavorable outcomes could harm our business.

         Our future operations may be subject to claims, and potential litigation, arising from our alleged infringement of patents, trade secrets or copyrights owned by other third parties. We intend to fully comply with the law in avoiding such infringements. However, within the medical devices industry, established companies have actively pursued such infringements, and have initiated such claims and litigation, which has made the entry of competitive

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products more difficult.  We may experience such claims or litigation  initiated by existing, better-funded competitors. Court-ordered injunctions may prevent us from bringing new products to market, and the outcome of litigation and any resulting loss of revenues and expenses of litigation may substantially affect our ability to meet our expenses and continue operations.


We may not be able to operate as a going concern and our business may fail.

         The Independent Auditor's Report to our audited financial statements for the period ended December 31, 2005 indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern. Such factors identified in the report are: we are in a net loss position; we have not attained profitable operations; and we are dependent upon obtaining adequate financing to execute our business plan. If we are not able to continue as a going concern, it is likely investors will lose their investments.

We compete against other dialysis equipment manufacturers with much greater financial resources and better established products and customer relationships, which may make it difficult for us to penetrate the market and achieve significant sales of our products.

         Our proposed products will compete directly against equipment produced by Fresenius Medical Care AG, Baxter Healthcare Corporation, Gambro AB, and others, each of which markets one or more FDA-cleared medical devices for the treatment of acute or chronic kidney failure. Each of these competitors offers products that have been in use for a longer time than our products and are more widely recognized by physicians, patients and providers. Most of our competitors have significantly more financial and human resources, more established sales, service and customer support infrastructures and spend more on product development and marketing than we do. Many of our competitors also have established relationships with the providers of dialysis therapy. Most of these companies manufacture additional complementary products enabling them to offer a bundle of products and have established sales forces and distribution channels that may afford them a significant competitive advantage.

         The market for our products is competitive, subject to change and affected by new product introductions and other market activities of industry participants. If we are successful, our competitors are likely to develop products that offer features and functionality similar to our proposed products. Improvements in existing competitive products or the introduction of new competitive products may make it more difficult for us to compete for sales, particularly if those competitive products demonstrate better safety, convenience or effectiveness or are offered at lower prices. If we are unable to compete effectively against existing and future competitors and existing and future alternative treatments and pharmacological and technological advances, it will be difficult for us to penetrate the market and achieve significant sales of our products.

We have not commissioned or obtained marketing studies which support the likelihood of success of our business plan.

         No independent studies with regard to the feasibility of our proposed business plan have been conducted by any independent third parties with respect to our present and future business prospects and our capital requirements. In addition, there can be no assurances that our products or our treatment modality for ESRD will find sufficient acceptance in the marketplace to enable us to fulfill our long and short term goals, even if adequate financing is available and our products are approved to come to market, of which there can be no assurance.

                          Risks Related to Our Industry

Our business will always be strictly regulated by the federal and other governments, and we cannot assure you that we will remain in compliance with all applicable regulation.

         Clinical testing, manufacture, promotion and sale of our proposed products are subject to extensive regulation by numerous governmental authorities in the U.S., principally the FDA, and corresponding foreign regulatory agencies. Changes in existing regulations or adoption of new regulations or policies could prevent us from obtaining, or affect the timing of, future regulatory approvals or clearances. We cannot assure you that we will be able to obtain necessary regulatory clearances or approvals on a timely basis, or at all, or that we will not be required to incur significant costs in obtaining or maintaining such foreign regulatory approvals. Delays in receipt of, or failure to receive, such approvals or clearances, the loss of previously obtained approvals or clearances or the failure to comply with existing or future regulatory requirements could have a material adverse effect on our business, financial condition and results of operations.

         Any enforcement action by regulatory authorities with respect to past or future regulatory noncompliance could have a material adverse effect on our business, financial condition and results of operations. Noncompliance with applicable requirements can result in fines, injunctions, civil penalties, recall or seizure of products, total or partial suspension of production, refusal to authorize the marketing of new products or to allow us to enter into supply contracts and criminal prosecution.

         Even if our proposed products are approved for market, we will be subject to continuing regulation. We will continuously be subject to routine inspection by the FDA and will have to comply with the host of regulatory requirements that usually apply to medical devices marketed in the U.S. including labeling regulations, GMP requirements, MDR regulation (which requires a manufacturer to report to the FDA certain types of adverse events involving its products), and the FDA's prohibitions against promoting products for unapproved or "off-label" uses. Our failure to comply with applicable regulatory requirements could result in enforcement action by the FDA, which could have a material adverse effect on our business, financial condition and results of operations.

         In addition, failure to comply with applicable international regulatory requirements can result in fines, injunctions, civil penalties, recalls or seizures of products, total or partial suspensions of production, refusals by foreign governments to permit product sales and criminal prosecution. Furthermore, changes in existing regulations or adoption of new regulations or policies could prevent us from obtaining, or affect the timing of, future regulatory approvals or clearances. There can be no assurance that we will be able to obtain necessary regulatory clearances or approvals on a timely basis, or at all, or that we will not be required to incur significant costs in obtaining or maintaining such foreign regulatory approvals. Delays in receipt of, or failure to receive, such approvals or clearances, the loss of previously obtained approvals or clearances or the failure to comply with existing or future regulatory requirements could have a material adverse effect on our business, financial condition and results of operations. Any enforcement action by regulatory authorities with respect to past or future regulatory noncompliance could have a material adverse effect on our business, financial condition and results of operations.

Our failure to respond to rapid changes in technology and its applications and intense competition in the medical devices industry could make our treatment system obsolete.

         The medical devices industry is subject to rapid and substantial technological development and product innovations. To be successful, we must respond to new developments in technology, new applications of existing technology and new treatment methods. Our response may be stymied if we require, but cannot secure, rights to essential third-party intellectual property. We may compete against companies offering alternative treatment systems to ours, some of which have greater financial, marketing and technical resources to utilize in pursuing technological development and new treatment methods. Our financial condition and operating results could be adversely affected if our medical device products fail to compete favorably with these technological developments, or if we fail to be responsive on a timely and effective basis to competitors' new devices, applications, treatments or price strategies.

                        Risks Related to Our Common Stock

If a market for our common stock does not develop, our stockholders may be unable to sell their shares.

         There is currently no market for our common stock and we can provide no assurance that a market will develop. If no market is ever developed for our shares, it will be difficult for stockholders to sell their stock. In such a case, stockholders may find that they are unable to achieve benefits from their investment.

If a market for our common stock develops, our stock price may be volatile.

         If a market for our common stock develops, the price at which our common stock will trade may be highly volatile and may fluctuate as a result of a number of factors, including the number of shares available for sale in the market, quarterly variations in our operating results, actual or anticipated announcements of new data, studies, products or services by us or competitors, regulatory investigations or determinations, acquisitions or strategic alliances by us or our competitors, recruitment or departures of key personnel, the gain or loss of significant customers, changes in the estimates of our operating performance, market conditions in our industry and the economy as a whole.

Over 90% of our stock is controlled by a single stockholder who has the ability to substantially influence the election of directors and the outcome of matters submitted to stockholders.

         As of September 1, 2006, Consolidated National, LLC, a limited liability company whose managing member is our chairman, directly owned 9,600,000 shares, which represent approximately 96% of our 10,000,000 shares of outstanding common stock. As a result, CNL presently and is expected to continue to have the ability to substantially influence the election of our board of directors and the outcome of all other issues submitted to our stockholders. The interests of this stockholder may not always coincide with our interests or the interests of other stockholders, and it may act in a manner that advances its best interests and not necessarily those of other stockholders. One consequence to this substantial stockholder's interest is that it may be difficult for investors to remove management of the company. It could also deter unsolicited takeovers, including transactions in which stockholders might otherwise receive a premium for their shares over then current market prices.

Investors' interests in our company will be diluted and investors may suffer dilution in their net book value per share if we issue additional shares or raise funds through the sale of equity securities.

         In the event that we are required to issue any additional shares or enter into private placements to raise financing through the sale of equity securities, investors' interests in our company will be diluted and investors may suffer dilution in their net book value per share depending on the price at which such securities are sold. If we issue any such additional shares, such issuances also will cause a reduction in the proportionate ownership and voting power of all other stockholders. Further, any such issuance may result in a change in our control.

We have never paid cash dividends and do not intend to do so.

         We have never declared or paid cash dividends on our common stock. We currently plan to retain any earnings to finance the growth of our business rather than to pay cash dividends. Payments of any cash dividends in the future will depend on our financial condition, results of operations and capital requirements, as well as other factors deemed relevant by our board of directors.


Directors and Executive Officers

         The following table sets forth information concerning our current executive officers and directors:

Name                    Age       Position
Terren S. Peizer        46        Director, Chairman of the Board
Peter Sotola            48        President, Secretary, Treasurer, and Director


Terren S. Peizer was appointed as a Director and Chairman on August 31, 2006. From April 1999 to October 2003, Mr. Peizer served as Chief Executive Officer of Clearant, Inc., which he founded to develop and commercialize a universal pathogen inactivation technology. He served as Chairman of its board of directors from April 1999 to October 2004 and a Director until February 2005. From February 1997 to February 1999, Mr. Peizer served as President and Vice Chairman of Hollis-Eden Pharmaceuticals, Inc. In addition, from June 1999 through May 2003 he was a Director, and from June 1999 through December 2000 he was Chairman of the Board, of supercomputer designer and builder Cray Inc., and remains its largest beneficial stockholder. Mr. Peizer has been the largest beneficial stockholder and held various senior executive positions with several technology and biotech companies. In these capacities he has assisted the companies with assembling management teams, boards of directors and scientific advisory boards, formulating business and financial strategies, investor and public relations, and capital formation. Mr. Peizer has been a Director,

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

Chairman of the Board and Chief Executive Officer of Hythiam, Inc., a healthcare services management company focused on delivering solutions for those suffering from alcoholism and other substance dependencies, since September 2003. Mr. Peizer has a background in venture capital, investing, mergers and acquisitions, corporate finance, and previously held senior executive positions with the investment banking firms Goldman Sachs, First Boston and Drexel Burnham Lambert. He received his B.S.E. in Finance from The Wharton School of Finance and Commerce.

Peter Sotola is the founder of our company. Mr. Sotola has been the President, Secretary, and Treasurer of Pacific Spirit since the company's inception in May 2001. Between 1987 and 1999, Mr. Sotola was an account executive at Georgia Pacific Securities, which has its principal offices in Vancouver, British Columbia, and engages in the business of buying and selling public securities. From 1999 to the present, Mr. Sotola has been engaged in providing business consulting services. He is expected to hold his position with our company until the next annual meeting of stockholders. Mr. Sotola educational experience includes attending the College of Hotel Management in Mareinbad, Czechoslovakia between 1976 and 1980. From 1980 to1982 he attended the Economic University in Prague, Czechoslovakia where he majored in economics and political science.

There are no family relationships among any of our directors, executive officers or key employees.

Indemnification of Directors and Officers

         Our Articles of Incorporation provide that no director or officer of the Company will be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer or for any act or omission of any such director or officer, in accordance with the Nevada Revised Statutes. Our Bylaws provide indemnification by the Company of any individual made a party to proceeding because he is or was an officer, director, employee or agent of the Company against liability incurred in the proceeding in accordance with the Nevada Revised Statutes.

         We have not entered into any employment agreements with our executive officers.

         We have entered into a Director Agreement with Terren S. Peizer in connection with Mr. Peizer's appointment to the Board of Directors with respect to his capacity as Chairman of the Board. The agreement has an initial term of three (3) years, and will be automatically renewed for an additional 1-year term unless either party provides notice of its intention not to renew. Our directors do not receive any compensation for services as directors. They are entitled to reimbursement for all reasonable business, travel, promotional and similar expenditures incurred in performance of obligations as directors. Mr. Peizer has also entered into our standard form Indemnification Agreement.

Certain Relationships and Related Transactions

         In connection with the contribution of the assets to our company, we issued to Consolidated National, LLC an aggregate of 9,600,000 shares of common stock. Terren S. Peizer, our Chairman, is managing member of CNL.

Voting Securities

         Our authorized capital stock consists of 100,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share. Our common stock is the only class of voting securities issued and outstanding. Each share of common stock is entitled to one vote. On August 31, 2006 (after the return to our treasury for cancellation of 3,420,000 shares of our common stock), there were 10,000,000 shares of our common stock issued and outstanding.

Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters

         There currently is, and there has been, no market for our common stock.

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

         We have not paid any cash dividends since inception to the holders of our common stock. We currently intend to retain any earnings for internal cash flow use.

Compensation of Directors and Executive Officers

         We do not currently compensate our directors in cash for their service as members of our board of directors. We do reimburse directors for reasonable expenses in connection with attendance at board meetings.

         The   following   table  sets  forth   certain   annual  and  long-term
compensation paid to our Chief Executive Officer and our executive officers.

                           Summary Compensation Table

                                                                           Long-Term
                                                                         Compensation   Securities
                                                          Other Annual    Restricted    Underlying     All Other
                              Fiscal   Salary    Bonus    Compensation   Stock Award(s)    Options    Compensation
 Name & Principal Position     Year      ($)      ($)         ($)            ($)            (#)           ($)
---------------------------    ----     ----     ----     -----------    ------------    ---------    ------------
Terren S. Peizer, Chairman*    2006       0        0               0              0             0             0
Peter Sotola, President,       2006       0        0           6,000              0             0             0
Secretary, Treasurer, and
Director*
                               2005       0        0           6,000              0             0             0
                               2004       0        0           3,000              0             0             0

* Effective August 31, 2006, Mr. Peizer was appointed as our Chairman of the Board. We have not yet entered into employment agreements with our officers and their compensation have not yet been determined by the Board of Directors.


Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the shares of common stock beneficially owned or deemed to be beneficially owned as of September 1, 2006 by: (i) each person whom we know beneficially owns more than 5% of our common stock, (ii) each of our directors, (iii) the executive officers named in the summary compensation table, and (iv) all such directors and executive officers as a group.

         Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.

         In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of September 1, 2006. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

                                                                  Shares of Common Stock     Percent of Common Stock
Name                                                              Beneficially Owned (1)     Beneficially Owned (1)
-----------------------------------------------------------       ----------------------     -----------------------
Consolidated National, LLC(2)                                              9,600,000(2)                96.0%
Peter Sotola                                                                       0                    0
All directors and executive officers as a group (2 persons)                9,600,000(2)                96.0%

Notes to Beneficial Ownership Table:

(1) Applicable percentage ownership is based on 10,000,000 shares of common stock outstanding at September 1, 2006. The number of shares of common stock owned are those "beneficially owned" as determined under the rules of Securities and Exchange Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock which the person has the right to acquire within sixty (60) days through exercise of any option, warrant or right.

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

(2) Our Chairman of the Board, Terren S. Peizer, is the sole managing member of CNL.

Committees of the Board of Directors

         We do not have standing audit, nominating or compensation committees of the board of directors, or committees performing similar functions, and therefore our entire board of directors performs such functions. We are not currently listed on any national exchange and are not required to maintain such committees by any self-regulatory agency. We do not believe it is necessary for our board of directors to appoint such committees because the volume of matters that come before our board of directors for consideration permits each director to give sufficient time and attention to such matters to be involved in all decision making. All directors participate in the consideration of director nominees. We do not have a policy with regard to attendance at board meetings.

         We do not have a policy with regard to consideration of nominations of directors. We accept nominations for directors from our security holders. There is no minimum qualification for a nominee to be considered by our directors. All of our directors will consider any nomination and will consider such nomination in accordance with his or her fiduciary responsibility to the Company and its stockholders.

         Security holders may send communications to our board of directors by writing to Xcorporeal, Inc., 11640 96A Avenue, Surrey, B.C., Canada V3V 2A1, attention Board of Directors or any specified director. Any correspondence receive at the foregoing address to the attention of one or more directors is promptly forwarded to such director or directors.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On August 31, 2006, Terren S. Peizer was appointed to our board of directors. Mr. Peizer's background is described under Item 5.01 above. He has entered into a Director Agreement pursuant to which he has agreed to serve as a director for three years, and our standard form of director Indemnification Agreement. Mr. Peizer is the sole managing member of Consolidated National, LLC, our largest stockholder. There are no family relationships between Mr. Peizer and any of our directors or other executive officers. Except as set forth above, he has not had a material interest in any of our transactions.



ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAW.

         On August 31, 2006, the Company's Board of Directors and its stockholders representing a majority of the Company's voting securities approved and adopted a Certificate of Amendment to Articles of Incorporation. Effective upon filing of the Certificate of Amendment on August 31, 2006 with the Nevada Secretary of State, the Company amended its Articles of Incorporation and changed its name to "Xcorporeal, Inc."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2006                              XCORPOREAL, INC.


                                                     By:  /s/ Peter Sotola
                                                         -----------------------
                                                         Peter Sotola
                                                         President








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